SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 1, 1996


                            DEVELOPMENT BANCORP, LTD.
             (Exact name of registrant as specified in its charter)

                                   WASHINGTON

                 (State or other jurisdiction of incorporation)


         0-22934                                                   91-1268870
(Commission File Number)                       (IRS Employer Identification No.)


74900 Highway 111, Suite 121, Indian Wells, California       92210

(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (619) 836-3350

                            Exhibit Index is on page 2 of the manually  executed
copy.





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Item 2.       Acquisition or Disposition of Assets.

              In an 8-K dated December 6, 1995, Development Bancorp, Ltd (the "Company") announced that it had acquired KSM Financial Holdings, Inc., a Nevada corporation ("KSM"). KSM owns all of the capital stock of Global Financial, Inc., formerly Miller Financial Group, Inc., a broker dealer registered with the National Association of Securities Dealers, Inc. ("NASD"). On November 1, 1996, the parties rescinded the acquisition by mutual agreement.

              (c)          Exhibits

                           2.      Plan of acquisition, reorganization, arrange-
                                    ment, liquidation or succession.

                    2.1. Share Purchase Agreement between KSM
                    Financial Holdings and the Company. Filed
                        with 8-K dated December 6, 1995.

                     2.2   Recission Agreement.  Filed herewith.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 11, 1996                       DEVELOPMENT BANCORP, LTD.



                                                 By:   /s/ Dempsey K. Mork
                                                       Dempsey K. Mork


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